Exhibit 99.1

LETTER OF TRANSMITTAL

JABIL CIRCUIT, INC.

Offer to Exchange

8.250% Senior Notes due 2018 Registered Under the Securities Act of 1933

For Any and All Outstanding 8.250% Senior Notes due 2018

Pursuant to the Prospectus

Dated                     , 2008

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON                     , 2008 UNLESS THE OFFER IS EXTENDED.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission:

The Bank of New York Trust Company, N.A.	The Bank of New York Trust Company, N.A.
c/o The Bank of New York	c/o The Bank of New York
Corporate Trust Operators	Corporate Trust Operators
Reorganization Unit	Reorganization Unit
101 Barclay Street – 7 East	101 Barclay Street – 7 East
New York, NY 10286	New York, NY 10286
Attn: Mrs. Evangeline Gonzales	Attn: Mrs. Evangeline Gonzales
(212) 298-1915

To Confirm by Telephone

or for Information:

(212) 815-3738

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by holders of Old Securities (as defined below) if Old Securities are to be forwarded herewith and, unless your Old Securities are held through The Depository Trust Company (“DTC”), should be accompanied by the certificates for the Old Securities. If tenders of Old Securities are to be made by book-entry transfer to an account maintained by The Bank of New York Trust Company, N.A. (the “Exchange Agent”) at DTC pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Transfer” in the Prospectus and in accordance with the Automated Tender Offer Program (“ATOP”) established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

Holders of Old Securities whose certificates for such Old Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Securities according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The terms of the New Securities are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Securities for which they may be exchanged pursuant to the Exchange Offer (as defined below), except that the New Securities are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not entitled to any registration rights under the Securities Act of 1933, as amended, or additional special interest.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW SECURITIES FOR THEIR OLD SECURITIES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD SECURITIES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE RELATED NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Old Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the specified information should be listed on a separate signed schedule affixed hereto.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF OLD SECURITIES TENDERED
Name(s) and address(es) of Registered Holder(s) (Please fill in, if blank)	Old Securities Tendered (attach additional list if necessary)
	Certificate Number(s)*	Principal Amount of Old Securities	Principal Amount of Old Securities Tendered (if less than all)**

Total Amount Tendered

*	Need not be completed by book-entry holders.
**	Old Securities may be tendered in whole or in part in denominations of $2,000 and integral multiples of $1,000 in excess thereof. All Old Securities held shall be deemed tendered unless a lesser number is specified in this column.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed

If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

Ladies and Gentlemen:

The undersigned hereby tenders to Jabil Circuit, Inc., a Delaware corporation (the “Company”), the principal amount of the Company’s 8.250% Senior Notes due 2018 (the “Old Securities”) specified above in exchange for a like aggregate principal amount of the Company’s new 8.250% Senior Notes due 2018 (the “New Securities”), upon the terms and subject to the conditions set forth in the Prospectus dated                     , 2008 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the “Securities Act”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Old Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Securities to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Securities to be issued in exchange for such Old Securities, (ii) present certificates for such Old Securities for transfer, and to transfer the Old Securities on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED BELOW). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name(s) and address(es) of the registered holder(s) of the Old Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Securities. The certificate number(s) and the Old Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Old Securities are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Securities than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Old Securities will be returned (or, in the case of Old Securities tendered by book-entry transfer, such Old Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Old Securities pursuant to any one of the procedures described in “The Exchange Offer—Procedures for Tendering Old Securities” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Old Securities, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Securities tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Securities, that such New Securities be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the New Securities will be delivered to the undersigned at the address shown below the undersigned’s signature.

By tendering Old Securities and executing, or otherwise becoming bound by, this Letter of Transmittal, the undersigned hereby represents and agrees that:

(i) the undersigned is not an “affiliate” of the Company;

(ii) any New Securities to be received by the undersigned are being acquired in the ordinary course of its business; and

(iii) the undersigned has no arrangement or understanding with any person to participate, and is not engaged and does not intend to engage, in a distribution (within the meaning of the Securities Act) of such New Securities.

By tendering Old Securities pursuant to the exchange offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Old Securities which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Securities held by the broker-dealer are held by it only as a nominee, or (b) such Old Securities were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Securities (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

The Company has agreed that, subject to the provisions of the Registration Rights Agreement between the Company and the representatives of the initial purchasers dated January 16, 2008 (the “Registration Rights Agreement”), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New Securities received in exchange for Old Securities, where such Old Securities were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the expiration date (subject to extension under certain limited circumstances) or, if earlier, when all such New Securities have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Old Securities for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Old Securities and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of New Securities pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the New Securities may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Securities, it shall extend the one-year period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New Securities by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Securities or to and including the date on which the Company has given notice that the sale of New Securities may be resumed, as the case may be.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDER(S) SIGN HERE

(See Instructions 2, 5 and 6)

(Note: Signature(s) Must be Guaranteed if Required by Instruction 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer’s full title. See Instruction 5.

(Signature(s) of Holder(s))

Date	, 2008

Name(s)

(Please Print)

Capacity or Title
(Include Full Title)

Address

(Include Zip Code)

Area Code and Telephone Number

(Tax Identification or Social Security Number(s))

GUARANTEE OF SIGNATURE(S)

(See Instructions 2 and 5)

Authorized Signature

Name

(Please Print)

Date	, 2008

Capacity or Title

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone Number

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if the New Securities are to be issued in the name of someone other than the registered holder of the Old Securities whose name(s) appear(s) above.

Issue New Securities to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if the New Securities are to be sent to someone other than the registered holder of the Old Securities whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail New Securities to:

Name
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of the Old Securities either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery of book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfer” in the Prospectus. If tenders are to be made pursuant to the procedures for tender by book-entry transfer as set forth in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Old Securities into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the expiration date. Old Securities may be tendered in whole or in part in the principal amount of at least $2,000 and integral multiples of $1,000 in excess thereof.

Holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available or (ii) who cannot deliver their Old Securities and this Letter of Transmittal to the Exchange Agent on or prior to the expiration date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and (iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Securities, in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or by mail or transmitted by facsimile to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date. As used herein and in the Prospectus, “Eligible Institution” means a firm which is a member of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

THE METHOD OF DELIVERY OF OLD SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD SECURITIES SHOULD BE SENT TO THE COMPANY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any Agent’s Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Securities) of Old Securities tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii) such Old Securities are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. INADEQUATE SPACE. If the space provided in the box captioned “Description of Old Securities Tendered” is inadequate, the certificate number(s) and/or the principal amount of Old Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Securities will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than all the Old Securities evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Securities which are to be tendered in the box entitled “Principal Amount of Old Securities Tendered (if less than all).” In such case, new certificate(s) for the remainder of the Old Securities that were evidenced by your old certificate(s) will only be sent to the holder of the Old Securities, promptly after the expiration date. All Old Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Old Securities may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Old Securities to be withdrawn, identify the Old Securities to be withdrawn (including the principal amount of such Old Securities) and (where certificates for Old Securities have been transmitted) specify the name in which such Old Securities are registered, if different from that of the withdrawing holder. If certificates for the Old Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Old Securities to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Old Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfer,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Securities and otherwise comply with the procedures of such facility. Old Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be re-tendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Securities.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Securities which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Securities tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry procedures described in the Prospectus under “The Exchange Offer—Book-Entry Transfer,” such Old Securities will be credited to an account maintained with DTC for the Old Securities) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorney’s-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons’ authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holder(s) of the Old Securities listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless New Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Securities listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Securities, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Securities not properly tendered or to not accept any particular Old Securities which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Securities either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Old Securities in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Securities either before or after the expiration date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Securities for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Securities for exchange, nor shall any of them incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments to be made to the holder of Old Securities. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

10. SECURITY TRANSFER TAXES. Holders who tender their Old Securities for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register New Securities in the name of or request that Old Securities not tendered or not accepted in the Exchange Offer to be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),

OR AN AGENT’S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED

DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT

ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

A holder of Old Securities, whose Old Securities are accepted for exchange, will not be treated as having a taxable exchange or other taxable event for U.S. income tax purposes and no back up withholding is required in connection therewith. Payments of principal and interest on the New Securities, however, may be subject to backup withholding unless the holder provides The Bank of New York Trust Company, N.A. as paying agent (the “Paying Agent”) and Exchange Agent, with either (i) such holder's correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Securities is awaiting a TIN), (B) that the holder of Old Securities is not subject to backup withholding because (x) such holder of Old Securities is exempt from backup withholding, (y) such holder of Old Securities has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the Internal Revenue Service has notified the holder of Old Securities that he or she is no longer subject to backup withholding, and (C) that the holder of Old Securities is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Securities is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Old Securities may also be subject to certain penalties imposed by the Internal Revenue Service.

Certain holders of Old Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Securities should, however, indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN Certificate of Foreign Status (or other applicable form), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Old Securities or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Old Securities has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Securities or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

The holder of Old Securities is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Securities. If the Old Securities are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER: THE BANK OF NEW YORK TRUST COMPANY, N.A.

SUBSTITUTE FORM W-9

Department of the Treasury – Internal Revenue Service

Payer’s Request for Taxpayer Identification Number (TIN):

PART 1 – PLEASE PROVIDE YOUR TIN IN THE SPACE INDICATED.

Name	Date
(Please Print)
Address

(Include Zip Code)

Taxpayer Identification

OR

Social Security Number

Please check the appropriate box below:

☐  Individual/Sole proprietor

☐  Corporation

☐  Partnership

☐  Limited Liability Company. Enter the tax classification (D = disregarded entity, C = corporation, P = partnership):

☐  Other

PART 2 – CERTIFICATION

Under the penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

PART 3 – TAXPAYER’S AWAITING TIN ONLY

☐  Awaiting TIN

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding as set forth above.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

Name

Address

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this Type of Account:	Give the SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of:
An individual’s account	The individual

Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (l)

Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (l)

So-called trust account that is not a legal or valid trust under State law	The actual owner(l)

Sole proprietorship account or single-owner LLC	The owner(3)

A valid trust, estate, or pension trust	The legal entity(4)

Corporate account or LLC electing corporate status on Form 8832	The corporation

Religious, charitable, or educational organization account	The organization

Partnership account or multi-member LLC	The partnership

Association, club or other tax-exempt organization	The organization

A broker or registered nominee	The broker or nominee

Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments.	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. U.S. resident aliens who cannot obtain a social security number must apply for an ITIN (individual taxpayer identification number) on Form W-7, Application for Individual Taxpayer Identification Number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

1.	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986 as amended (the “Code”), any IRA, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under section 584(a) of the Code.

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and dividend payments. All listed payees are exempt except the payee in item 9.

Broker transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.

Payments Exempt From Backup Withholding

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting also are not subject to backup withholding under sections 6041, 6041A(a), 6045 and 6050A of the Code, and their regulations.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE CERTIFICATION OF THE SUBSTITUTE FORM IN PART II, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

If You are a Nonresident Alien or a Foreign Entity Not Subject to Backup Withholding, File a Completed Internal Revenue Service Form W-8BEN with the Payer.

Privacy Act Notice.— Section 6109 of the Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HAS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain other penalties may also apply.

Penalties

(1) Penalty For Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.—If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION

CONTACT YOUR TAX CONSULTANT OR

THE INTERNAL REVENUE SERVICE